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                       SUPPLEMENT DATED DECEMBER 10, 2004
                                       TO
                          PROSPECTUS DATED MAY 1, 2004
                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                 PREFERENCE PLUS(R) ACCOUNT VARIABLE DEFERRED
               AND INCOME ANNUITY CONTRACTS (THE INCOME ANNUITIES
     MAY ALSO BE KNOWN AS METLIFE PERSONAL INCOMEPLUS(SM) ANNUITY CONTRACTS)
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY


This Supplement updates certain information in the prospectus dated May 1, 2004 for group non-qualified and qualified Preference Plus Account contracts for deferred variable annuities and Preference Plus Account contracts (which also may be known as MetLife Personal IncomePlus) variable income annuities.

On page C-PPA-84, after the second bulleted paragraph under the heading "Income Payments", add the following:

         - Caution: We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your contract.

         - Income payments and amount received on the exercise of a withdrawal or partial withdrawal option under your non-qualified Income Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead by taxable under the rules for income payment or withdrawals, whichever is applicable.

                  Additionally, if you are under age 59 1/2 at the time income payments commence and intend the income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or
                  (b) five years after income payments commence will generally invalidate the exception and subject you to additional penalties and interest.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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